PURCHASE AGREEMENT

THIS AGREEMENT is entered into as of July 1, 2014, between BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company (“Seller”), and HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Purchaser”).

ARTICLE I

PURCHASE AND SALE

1.1

Agreement of Purchase and Sale. In consideration of their covenants set forth in this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, for the Purchase Price (as hereinafter defined) and on the terms and conditions set forth herein, the following:

(a)

All of the land situated in the City of San Antonio, the County of Bexar and the State of Texas, described on Exhibit A attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or appertaining thereto, and together with all right, title and interest of Seller in and to adjacent streets, alleys and rights-of-way (the “Real Estate”).

(b)

All structures, buildings, improvements and fixtures, including without limitation all equipment and appliances, used in connection with the operation or occupancy thereof, such as heating and air-conditioning systems and facilities used to provide any utility services, parking services, refrigeration, ventilation, trash disposal or other services owned by Seller and located on the Real Estate (“Improvements”).

(c)

All personal property owned by Seller located on or in the Real Estate or Improvements and used in connection with the operation and maintenance of the Real Estate or Improvements (“Personal Property”).

(d)

Seller’s interest in all leases and other agreements to occupy the Real Estate and/or the Improvements, or any portion thereof, as amended from time to time, in effect on the date of Closing, as hereinafter defined (all such leases and agreements being sometimes collectively referred to herein as “Leases”).

(e)

All intangible property owned by Seller and used in connection with the Real Estate, Improvements and Personal Property, including specifically, without limitation, all right, title and interest of Seller in and to the following: (i) all trademarks and trade names used in connection with any part of the Real Estate and Improvements, (ii) all plans and specifications, if any, in the possession of Seller which were prepared in connection with the construction of any of the Improvements, (iii) all licenses, permits and warranties now in effect with respect to the Real Estate, Improvements and Personal Property, and (iv) all assignable written contracts in effect at Closing (as hereinafter defined) in any way relating to the Property (as hereinafter defined), including without limitation all equipment leases and all rights of Seller thereunder relating to equipment or property located upon the Property, which will survive Closing and which Purchaser shall assume pursuant to Section 5.4(c) herein (“Intangible Property”).

1.2

Property Defined. The Real Estate, Improvements, Personal Property, Leases and Intangible Property are sometimes collectively referred to herein as the “Property.”

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1.3

Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the “Permitted Exceptions”).

1.4

Purchase Price. The purchase price for the Property shall be Seventeen Million Six Hundred Fifty Thousand and No/100 Dollars ($17,650,000,000) (“Purchase Price”).

1.5

Assumption of Loan. Purchaser shall assume at Closing (the “Loan Assumption”) all of Seller’s obligations arising after the date of Closing under and with respect to that certain mortgage loan with a maximum principal balance of Ten Million Four Hundred Fifty-Eight Thousand Forty-Eight and 16/100 Dollars ($10,458,048.16) (the “Existing Loan”) made by Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (“Lender”) and created, evidenced, governed and/or secured by the documents evidencing the Existing Loan (collectively, the “Existing Loan Documents”). The outstanding principal balance of the Existing Loan on the Closing Date shall be credited against the Purchase Price at Closing. Purchaser will assume any reserves existing and on deposit in connection with the Existing Loan as of the Closing Date and such reserves will be a credit to the Purchase Price for Seller at Closing. Purchaser shall be responsible for paying any application, transfer or assumption fee payable to Lender in connection with the Loan Assumption, plus all of Lender’s reasonable legal fees and expenses incurred in connection therewith. Purchaser agrees that it shall, at its own expense, cooperate with Seller in order to supply any information required, and take any actions reasonably required of Purchaser to comply with Lender’s Loan Assumption application requirements including the payment of any application fee. Seller shall use all commercially reasonable efforts but without incurring any obligations or making any payments to cause the assumption of the Existing Loan, including without limitation, giving required notices to Lender, executing assumption documents reasonably required by Lender and acceptable to Seller and providing Lender with any financial or leasing information regarding the Property as necessary to satisfy the financial requirements of Lender applicable to the assumption of the Existing Loan. Purchaser acknowledges that in connection with the Existing Loan, Seller and parents, principals, affiliates and related entities of Seller, (the “Guarantors”) have delivered to Lender certain guaranties and indemnities (collectively, the “Guarantor Documents”). Purchaser shall execute such loan assumption agreements and guaranties or indemnity agreements as may be reasonably required by Lender consistent with the Existing Loan Documents in connection with Purchaser’s assumption of the Existing Loan and to cause Lender to release all of Seller’s and Guarantors’ respective obligations under the Existing Loan Documents including without limitation Guarantors’ obligations under the Guarantor Documents (collectively, the “Loan Assumption Documents”) arising after the Closing Date. Purchaser agrees to (i) indemnify Seller and the other Guarantors from any claims, damages, costs and/or losses, including reasonable attorneys’ fees (collectively, the “Claims”) incurred by them after the Closing Date which arise under the Existing Loan Documents, the Guarantor Documents, or the Loan Assumption Documents and (ii) perform all of Seller’s obligations under the Existing Loan Documents and Guarantor Documents (the “Obligations”). It is understood however, that Purchaser shall not be required to assume any obligation of Seller under the Existing Loan Documents required to be performed by Seller or the Guarantors prior to Closing except as set forth in the immediately preceding sentence. Purchaser’s obligations set forth in this Section 1.5 shall survive the Closing. It shall be a condition to Seller’s and Purchaser’s obligations under this Agreement that Lender approve the assumption of the Existing Loan by Purchaser pursuant to the terms of this Agreement. If, prior to Closing, Lender does not approve either (i) the assumption of the Existing Loan under substantially the same terms and conditions as exists with respect to the Existing Loan on the date hereof (including, but not limited to the following items which shall be materially the same interest rate as in effect as of the date hereof, the same monthly payment amount in effect on the date hereof, and the same maturity date or (ii) Purchaser as the new borrower under the Existing Loan, then either Seller or Purchaser may upon written notice to the other party within five (5) business days of learning of such disapproval terminate this Agreement and, upon such termination, the Earnest Money shall be returned to Purchaser

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and thereafter neither party shall have any further obligations hereunder except those that expressly survive termination of this Agreement.

1.6

Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing (i) by the assumption of the outstanding balance of the Existing Loan and (ii) the remainder in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

1.7

Earnest Money. Within three (3) business days with the full execution and delivery of this Agreement, Purchaser is depositing with Chicago Title (the “Title Company”), having its offices at 712 Main, Suite 2000E, Houston, TX. 77002, Attn: Jimmy Erwin; Telephone: 713-238-9191; Telecopier: 713-238-9177  (the “Escrow Agent”), the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Initial Earnest Money”) in good funds.  The term “good funds” as used in this Agreement shall mean certified bank or cashier’s check or by U.S. federal wire transfer. The Escrow Agent shall hold the Earnest Money (hereafter defined) in an interest-bearing account in accordance with the terms and conditions of this Agreement. The Initial Earnest Money, together with the Additional Earnest Money (hereafter defined), if any, and all interest earned on such sums, are herein referred to collectively as the “Earnest Money.” All interest accruing on the Earnest Money shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. Time is of the essence for the delivery of Earnest Money under this Agreement. After the expiration of the Inspection Period, the Earnest Money shall become non-refundable to Purchaser unless otherwise expressly set forth in this Agreement.

1.8

Independent Contract Consideration. Upon the Effective Date, Purchaser shall deliver to Seller a check in the amount of Fifty Dollars ($50) (the “Independent Contract Consideration”), which amount Seller and Purchaser hereby acknowledge and agree has been bargained for and agreed to as consideration for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, and is nonrefundable in all events.

ARTICLE II

TITLE AND SURVEY

2.1

Title Commitment. Within ten (10) days after the Effective Date, Seller shall cause the Title Company to deliver to Purchaser, at Seller’s expense, (a) a title commitment (“Commitment”) for an owner’s policy of title insurance issued by the Title Company in the amount of the Purchase Price showing Seller as the record title owner of the Property by the terms of which Title Company, as agent for Insurance Company, agrees to issue to Purchaser at Closing an owner’s policy of title insurance (“Title Policy”) on the standard form therefor promulgated by the Texas Department of Insurance insuring Purchaser’s fee simple title to the Property to be good and indefeasible subject to the terms of such policy, including the Schedule B exceptions, and (b) best available copies of all instruments referenced in Schedule B and Schedule C of the Commitment.

2.2

Survey. Within three (3) days after the Effective Date, Seller shall cause to be delivered to Purchaser, at Seller’s expense, the existing survey (the “Existing Survey”).  Purchaser shall have the right, at its sole cost, to obtain a new survey of the Property or an update to the Existing Survey (the “Updated Survey,” and together with the Existing Survey, the “Survey”).  Seller shall reimburse Purchaser for the cost of the Updated Survey, if any, at Closing but not to exceed Ten Thousand Dollars ($10,000).Review of Commitment and Survey. Purchaser shall have until the twenty-fifth (25th) day after the Effective Date (the “Title Review Period”) to notify Seller in writing of such objections as Purchaser

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may have to anything contained in the Commitment or the Existing Survey or in the Updated Survey, but only if an Updated Survey was obtained and delivered by Purchaser to Seller and the Title Company not later than the fifth (5th) day prior to the expiration of the Title Review Period; provided, however, that Purchaser shall not have the right to object to any Permitted Exceptions described in Section 2.5 below. If Purchaser fails to object in writing to any item contained in the Commitment or the Survey during the Title Review Period, Purchaser shall be deemed to have waived its right to object to such item, and such item shall thereafter be deemed a Permitted Exception. In the event that Purchaser objects to any item contained in the Commitment or the Survey within the Title Review Period (such items being herein referred to as “Title Defects”), Seller shall notify Purchaser in writing within five (5) days following the date of Purchaser’s notice of such Title Defects (the “Cure Period”) that either (a) the Title Defects have been, or will be at or prior to Closing, removed from the Commitment or the Survey, as the case may be, or (b) Seller has failed to arrange to have the Title Defects removed.

2.3

Failure to Cure Title Defects. If upon the expiration of the Cure Period Seller has not notified Purchaser that Seller has arranged to have the Title Defects removed, then Purchaser may elect (which election must be made in writing within five (5) days following expiration of the Cure Period) either: (a) to terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser as Purchaser’s sole remedy hereunder; or (b) to take title as it then is. If Purchaser does not, within five (5) days after the expiration of the Cure Period, send written notice to Seller of its election to terminate this Agreement pursuant to clause (a) of the preceding sentence, then: (x) Purchaser shall be deemed to have elected to take title as it then is without any reduction in the Purchase Price; (y) all Title Defects not removed from the Commitment or the Survey will thenceforth be deemed Permitted Exceptions; and (z) this Agreement shall remain in full force and effect. Anything to the contrary in this Agreement notwithstanding, Seller shall have no affirmative obligation hereunder to cure any Title Defects or expend any funds or incur any liabilities in order to cause any matters shown in the Commitment or the Survey to be removed, cured or insured over, except that Seller shall pay or discharge any lien or encumbrance arising after the date hereof and voluntarily created or assumed by Seller and not created by or resulting from the acts of Purchaser or other parties not related to Seller. If the Commitment (or any subsequent revision thereof) discloses exceptions other than the Permitted Exceptions, and other than those which Seller has agreed to insure against, pay or discharge, then unless Purchaser agrees to accept title as it then is without reduction of the Purchase Price, Seller may, at its option, terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser as Purchaser’s sole remedy under this Agreement.

2.4

Other Permitted Exceptions. In addition to those matters shown in the Commitment and the Survey which become Permitted Exceptions pursuant to Section 2.4 above, the following shall also be deemed to be Permitted Exceptions: (a) the Leases; (b) taxes and standby fees for the year in which Closing occurs; (c) liens and encumbrances arising after the date hereof to which Purchaser consents in writing; and (d) any liens or encumbrances of a definite or ascertainable amount, including the Existing Loan, provided that Seller causes such liens or encumbrances to be insured around such that same do not appear as an exception in the owner’s title insurance policy issued to Purchaser pursuant to the Commitment.

2.5

Owner Title Policy. Purchaser shall have the right to obtain from the Title Company the Title Policy in accordance with the Commitment at Seller’s cost; provided, however, that Seller shall have no obligation to pay anything other than the base premium for the Title Policy. If Purchaser desires to obtain a modification of the “survey exception” or other modifications or endorsements to the Title Policy, same shall be at the sole expense of Purchaser and Seller shall have no liability or obligation with respect thereto.

2.6

Expiration of Inspection Period. It is the intent of the parties that the right granted to Purchaser to terminate this Agreement under this Article II shall expire upon the expiration of the

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Inspection Period, notwithstanding that the Title Review Period, the Cure Period or any election period may extend beyond the expiration of the Inspection Period. Accordingly, notwithstanding anything contained herein to the contrary, if Purchaser has not terminated this Agreement pursuant to Section 2.4(a) prior to the expiration of the Inspection Period, then Purchaser shall no longer have any right to terminate this Agreement under Section 2.4(a), and in such event Purchaser shall be bound to accept title to the Property under the conditions specified in Sections 2.4(x), 2.4(y) and 2.4(z) above.

2.7

New Title Defects. In the event that, after the expiration of the Inspection Period and prior to Closing, a revision of the Title Commitment or the Survey reveals an adverse matter objectionable to Purchaser that was not disclosed to Purchaser prior to the expiration of the Inspection Period and is not a Permitted Exception (a “New Title Defect”), Purchaser shall have five (5) days after such matter is disclosed to Purchaser to send written notice to Seller of such New Title Defect (it being agreed that if Purchaser fails to object to the New Title Defect within such five-day period, then such New Title Defect shall thereafter be deemed a Permitted Exception). Seller shall notify Purchaser in writing within five (5) days following the date of Seller’s receipt of Purchaser’s notice of such New Title Defect (the “New Title Defect Cure Period”) that either (a) the New Title Defect has been, or will be at or prior to Closing, removed from the Commitment or the Survey, as the case may be, or (b) Seller has failed to arrange to have the New Title Defect removed. If, upon the expiration of the New Title Defect Cure Period, Seller has not notified Purchaser that Seller has arranged to have the New Title Defect removed, then Purchaser may elect (which election must be made in writing within five (5) days following expiration of the New Title Defect Cure Period) either: (i) to terminate this Agreement as Purchaser’s sole remedy hereunder (in which event the Earnest Money shall be returned to Purchaser and, upon such termination, the Earnest Money shall be returned to Purchaser and thereafter neither party shall have any further obligations hereunder except those that expressly survive termination of this Agreement); or (ii) to take title as it then is. If Purchaser does not, within five (5) days after the expiration of the New Title Defect Cure Period, send written notice to Seller of its election to terminate this Agreement pursuant to clause (i) of the preceding sentence, then (x) Purchaser shall be deemed to have elected to take title as it then is without any reduction in the Purchase Price; (y) the New Title Defect will thenceforth be deemed a Permitted Exception; and (z) this Agreement shall remain in full force and effect.

ARTICLE III

INSPECTION PERIOD

3.1

Property Documents. Within five (5) days after the Effective Date, Seller shall deliver through a secure website or make available to Purchaser at the Property, to the extent in Seller’s possession, the documents described on Exhibit B attached hereto and made a part hereof for all purposes (the “Property Documents”). Purchaser shall, if requested by Seller, execute instruments acknowledging receipt of the Property Documents or any other document delivered or made available to Purchaser in connection with the transaction contemplated hereby. During the Inspection Period (as hereinafter defined), Purchaser may inspect the Property Documents during normal business hours and may photocopy same at Purchaser’s expense. Notwithstanding the foregoing provisions, Seller shall not be obligated to deliver to Purchaser any report described in Exhibit B if the terms of such report restrict Seller from doing so. With respect to any environmental report or other report described in Exhibit B which Seller delivers to Purchaser, Purchaser understands and agrees that (a) such report shall be delivered to Purchaser for general information purposes only, (b) Purchaser shall not have any right to rely on any report received from Seller and will not rely thereon, but rather will rely on inspections and reports performed by or on behalf of Purchaser, and (c) Seller shall have absolutely no liability for any inaccuracy in or omission from any report which it delivers to Purchaser.

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3.2

Right of Inspection. During the period beginning on the Effective Date and ending at 5:00 p.m., San Antonio, Texas time, on the forty-fifth (45th) day after the Effective Date (the “Inspection Period”), Purchaser and its representatives (including Purchaser’s architects, engineers and consultants) shall have the right to examine the Property Documents and to make a physical inspection of the Property (including the right to conduct such soil, engineering, environmental, hazardous or toxic material, noise pollution, seismic or other physical test, study or investigation as Purchaser may desire, provided, however, that Purchaser must obtain Seller’s consent to any such test other than commercially standard and typical asbestos testing, which may be withheld in Seller’s sole discretion, to any physically invasive testing or any testing involving sampling). In this regard, Purchaser and its authorized agents and representatives shall be entitled to enter upon the Property at all reasonable times during the Inspection Period, upon reasonable prior oral or written notice to Seller and while accompanied by a representative of Seller, subject to the rights of tenants of the Property. All activities by Purchaser or its representatives during the Inspection Period shall be coordinated through Seller’s designated representative, Mike Adams, including, but not limited to, contact with tenants, and Seller shall have the right to have a representative present during any meetings with tenants. All inspections shall occur at reasonable times agreed upon by Seller and Purchaser and shall be conducted so as not to unreasonably interfere with use of the Property by Seller or tenants of the Property. In no event shall Purchaser or its representatives perform any off-site testing. Purchaser will use its best efforts to minimize any disruption or interference caused by any such testing and will repair damage caused by such testing. Before and during Purchaser inspections, Purchaser, or the applicable Purchaser representative conducting any Purchaser inspection, shall maintain (a) commercial general liability insurance with limits of at least One Million Dollars ($1,000,000) for bodily or personal injury or death, (b) property damage insurance in the amount of at least One Million Dollars ($1,000,000), and (c) contractual liability insurance. Purchaser shall deliver to Seller evidence of such workers’ compensation insurance and certificates evidencing and copies of the policies of the commercial general liability, property damage and contractual liability insurance on the Effective Date. Each such insurance policy shall be written by a reputable insurance company having a rating of at least “A+:VII” by Best’s Rating Guide (or a comparable rating by a successor rating service), and shall otherwise be subject to Seller’s prior approval. Purchaser shall indemnify, defend and hold Seller and the Property harmless of and from any and all losses, liabilities, costs, expenses (including, without limitation, reasonable attorneys’ fees and costs of court), damages, liens, claims (including, without limitation, mechanics’ or materialmen’s liens or claims of liens), actions and causes of actions arising from or relating to Purchaser’s (or Purchaser’s agents, employees or representatives) entering upon the Property to test, study, investigate or inspect the same or any part thereof, whether pursuant to this Section 3.2 or otherwise, except to the extent arising solely from the gross negligence of Seller. The foregoing indemnity of Purchaser shall expressly survive the Closing or the earlier termination of this Agreement.

3.3

Right of Termination Seller agrees that in the event Purchaser determines, in its sole discretion, that the Property is not suitable for its purposes, then Purchaser shall have the right (“Purchaser’s Termination Right”) to terminate this Agreement. Purchaser’s Termination Right shall be exercisable only by sending written notice of termination (the “Notice of Termination”) to Seller prior to the expiration of the Inspection Period. In the event that Purchaser timely exercises Purchaser’s Termination Right, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser and, upon such termination, the Earnest Money shall be returned to Purchaser and thereafter neither party shall have any further obligations hereunder except those that expressly survive termination of this Agreement. If Seller fails to receive a Notice of Termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have approved the Property Documents and the Property in all respects and Purchaser’s Termination Right under this Section 3.3 shall automatically and irrevocably expire, except as provided elsewhere in this Agreement.

3.4

Payment of Certain Expenses upon Termination. Notwithstanding anything contained in this Agreement to the contrary, in the event that Purchaser exercises Purchaser’s Termination Right,

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Purchaser shall be responsible for payment of any escrow costs charged by the Title Company in connection with this Agreement.

ARTICLE IV

CLOSING

4.1

Time and Place. The consummation of the purchase and sale of the Property (“Closing”) shall take place at the office of the Escrow Agent on the forty-fifth (45th) day after the expiration of the Inspection Period (the “Closing Date”); provided, however, the Closing Date shall be extended for one (1) forty-five (45) day period from and after the initial scheduled Closing Date in the event and only in the event that, as of the third (3rd) business day prior to the initial scheduled Closing Date, (i) Purchaser has established to Seller’s satisfaction that (a) Lender has not approved or rejected the assumption of the Existing Loan by Purchaser pursuant to the terms of this Agreement and (b) Lender’s failure to so approve or reject the assumption is not due to or the result of any act or omission of Purchaser and (ii) Purchaser shall have delivered to Escrow Agent the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in good funds (the “Additional Earnest Money”). At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 below, the performance of which obligations shall be concurrent conditions.

4.2

Seller’s Obligations at Closing. At Closing, Seller shall:

(a)

deliver to Purchaser a Special Warranty Deed (the “Deed”) in the form of Exhibit C attached hereto and made a part hereof for all purposes, executed and acknowledged by Seller and in recordable form, it being agreed that the conveyance effected by the Deed shall be subject to the Permitted Exceptions;

(b)

deliver to Purchaser a Bill of Sale in the form of Exhibit D attached hereto and made a part hereof for all purposes (the “Bill of Sale”) executed by Seller;

(c)

deliver to Purchaser an Assignment of Leases and Security Deposits in the form of Exhibit E attached hereto and made a part hereof for all purposes executed by Seller;

(d)

deliver to Purchaser an Assignment and Assumption of Intangible Property and Other Rights in the form of Exhibit F attached hereto and made a part hereof for all purposes executed by Seller;

(e)

deliver to Purchaser the letters to tenants at the Real Estate in the form of Exhibit G attached hereto and made a part hereof for all purposes executed by Seller;

(f)

deliver to Purchaser an affidavit sworn by an officer of Seller in the form of Exhibit H attached hereto and made a part hereof for all purposes (the “FIRPTA Affidavit”), or in such other form as may be prescribed by federal regulations;

(g)

deliver to Purchaser such tenant estoppel certificates (as described in Section 5.5(a) hereof) as are in the possession of Seller;

(h)

deliver to Purchaser possession of the Property subject to the Permitted Exceptions; and

(i)

deliver to Purchaser and Lender executed counterparts of the applicable Loan Assumption Documents.

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4.3

Purchaser’s Obligations at Closing. At Closing, Purchaser shall:

(a)

pay to Seller the Purchase Price in cash or immediately available funds, it being agreed that the Earnest Money shall be delivered to Seller at Closing and applied towards payment of the Purchase Price.

(b)

deliver to Seller the instruments described in Sections 4.2(c) and 4.2(d) executed by Purchaser;

(c)

prepare and deliver to Seller and join with Seller in the execution of letters to tenants at the Real Estate in the form of Exhibit G attached hereto and made a part hereof for all purposes.

(d)

deliver to Seller an Agreement Regarding Disclaimers in the form of Exhibit I attached hereto and made a part hereof for all purposes executed by Purchaser and counsel for Purchaser;

(e)

deliver to Seller such evidence as Seller’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

(f)

deliver to Seller and Lender executed counterparts of the Loan Assumption Documents.

4.4

Prorations. The following adjustments to the Purchase Price paid hereunder shall be made between Seller and Purchaser and shall be prorated (as applicable) on a per diem basis as if Purchaser owned the Property for the entire day on the Closing Date:

(a)

All real estate taxes and installments of special assessments due and payable with respect to the calendar year of Closing. All other installments of special assessments not yet due and payable shall be paid by Purchaser. If at the time of Closing the tax rate or the assessed valuation for the current year has not yet been fixed, taxes shall be prorated based upon the tax rate and the assessed valuation established for the previous tax year; provided, however, that Seller and Purchaser agree that to the extent the actual taxes for the current year differ from the amount so apportioned at Closing, the parties hereto will make all necessary adjustments by appropriate payments between themselves following the Closing within thirty (30) days of demand by the party upon the other party, and this provision shall survive Closing.

(b)

Current rents, advance rentals (but only to the extent actually received by Seller) and other income from the Property shall be prorated between Seller and Purchaser at Closing based upon such amounts actually collected by Seller as of the Closing Date. Rent which is unpaid or delinquent as of the Closing Date shall not be prorated, but shall remain property of Seller. Seller and Purchaser agree that (A) all rent received by Seller for a specific tenant after the Closing Date shall be applied first to delinquent rentals of such tenant, if any, in the order of their maturity, and then to current rentals, and (B) all rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents (including without limitation the Pass Through Expenses and percentage rents described in Section 4.4(c) below) in the usual course of Purchaser’s operation of the Property, but Purchaser will not be obligated to institute any lawsuit or incur any expense to collect delinquent rents. Notwithstanding the foregoing provisions, Seller shall not be required to prorate any amounts

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collected by Seller after Closing from former tenants of the Property, it being understood and agreed that Seller may retain all amounts that Seller recovers from such former tenants.

(c)

With respect to additional rent attributable to insurance, taxes, common area maintenance and other operating expenses which are passed through to tenants under the Leases (the “Pass Through Expenses”) and as of the Closing Date are unbilled or billed but not yet collected, Purchaser shall, upon collection of such Pass Through Expenses, remit to Seller an amount equal to that portion of Pass Through Expenses which accrued prior to the Closing Date. With respect to Pass Through Expenses which have not been billed to tenants as of the Closing Date, Purchaser shall bill each tenant for same in accordance with each such tenant’s Lease. With respect to percentage rents based upon gross sales or other income generated by the business of a tenant located on the Property during a specified period of time (the “Applicable Period”), Purchaser shall, upon collection of such percentage rent, remit to Seller an amount equal to the product of the percentage rent so collected multiplied by a fraction, the numerator of which is the number of days which have elapsed in the Applicable Period prior to the Closing Date and the denominator of which is the total number of days in the Applicable Period. Within three (3) months after the end of the year in which the Closing occurs, Purchaser shall prepare a reconciliation of the Pass-Through Expenses for Seller’s reasonable approval. In the event that any reconciliation shows either Seller or Purchaser is owed an adjusting payment, then the party owing an adjusting payment shall promptly remit same.

(d)

Charges under service agreements, utility charges for which Seller is liable, and other operating expenses of the Property shall be prorated between Seller and Purchaser at Closing.  Final utility readings shall be made and any adjustments required thereto within thirty (30) days of the Closing.

(e)

Security deposits shall, at Seller’s option, either be transferred or credited to Purchaser at Closing. Seller shall also transfer to Purchaser any security deposits that are held in the form of letters of credit (the “Letters of Credit”) if the same are transferable, at Purchaser’s cost (including Purchaser’s payment of any third party transfer fees and expenses); if any of the Letters of Credit are not transferable, Seller shall request the tenants obligated under such Letters of Credit to cause new letters of credit to be issued in favor of Purchaser in replacement thereof and in the event such new letter of credit is not issued in favor of Purchaser by Closing, Purchaser and Seller shall diligently pursue such replacement after Closing. Refundable cash or other refundable deposits posted with utility companies or other entities in connection with the Property shall, at Sellers’ option, either be assigned to Purchaser and credited to Seller at Closing, or Seller shall be entitled to receive and retain such refundable cash and deposits.

(f)

Purchaser shall be responsible for the payment of (i) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) (A) as a result of any renewals or expansions of existing Leases which occur after the expiration of the Inspection Period, and (B) under any new Leases (including any amendments of existing Leases) entered into after the expiration of the Inspection Period which have been approved (or deemed approved) by Purchaser; and (ii) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the Closing Date. If as of the Closing Date Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. Seller shall supply invoices and statements for all such Tenant Inducement Costs and leasing commissions to Purchaser on or prior to the Closing Date. To the best of Seller’s knowledge, attached hereto as Schedule 4.4(f) is a true and correct list of all of the Tenant Inducement Costs due as of the Effective Date. For purposes hereof, the term “Tenant

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Inducement Costs” means reasonable attorneys’ fees and costs incurred in connection with the preparation and negotiation of a new Lease or a renewal or expansion of an existing Lease and any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

(g)

The Personal Property is included in this sale, without further charge, except that Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the Personal Property which is to be transferred to Purchaser under this Agreement and Purchaser shall execute and deliver any tax returns required of it in connection therewith, said obligations of Purchaser to survive Closing.

(h)

All prorations described in this Section 4.4 shall be effected by increasing or decreasing, as appropriate, the amount of cash to be paid by Purchaser to Seller at Closing. Except for the prorations described in Sections 4.4(a), 4.4(b), 4.4(c) and 4.4(d) above, all prorations provided for herein shall be final. The proration of taxes described in Section 4.4(a) above shall be deemed final if no adjustment thereto is requested within one (1) year after Closing. Upon Purchaser’s prior written request, for a period of six (6) months following the Closing, Seller shall make Seller’s books and records available to Purchaser during normal business hours for inspection, copying and audit by Purchaser’s designated accountants, at Purchaser’s expense, in order to comply with any Securities and Exchange Commission requirements related to Rule 3-14 of Regulation S-X.  In no event shall Seller incur any liability whatsoever in conjunction with any related audit.

4.5

Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the Owner’s Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing (specifically excluding the additional premium chargeable for modification of the survey exception, which deletion expense shall be borne by Purchaser); (c) the fees for recording the Deed; (d) one-half (½) of any escrow fee which may be charged by the Title Company; and (e) cost for the Updated Survey not to exceed Ten Thousand ($10,000). Purchaser shall pay (v) the fees of any counsel representing Purchaser in connection with this transaction; (w)  the additional premium chargeable for modification of the survey exception, if such modification is desired by Purchaser; (x) any transfer tax, documentary stamp tax, sales tax or similar tax which becomes payable by reason of the transfer of the Property or any component thereof; and (y) one-half (½) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

4.6

Delivery of Documents. Immediately after Closing, Seller shall direct the manager of the Property to make available at the offices of such manager all books and records of account, contracts, leases and leasing correspondence, receipts for deposits, unpaid bills and other papers or documents which pertain to the operation of the Property together with all advertising materials, booklets, keys and other items, if any, used in the operation of the Property. Seller makes no representations regarding the existence or adequacy of such documents or items for use in management or operation of the Property. The foregoing shall not include the separate books, records, correspondence and other documentation of Seller located at its offices, nor shall it include any computer software or computer programs used by the manager of the Property or Seller in connection with the Property, it being understood and agreed that the foregoing items are not part of the “Property” to be conveyed to Purchaser hereunder. After the Closing,

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Seller shall have the right to inspect the books and records of the Property to verify that Purchaser is remitting to Seller all amounts to be remitted to Seller according to the terms of this Agreement, and for any other purpose related to Seller’s prior ownership of the Property, and this provision shall survive Closing.

4.7

Intentionally Deleted.

ARTICLE V

REPRESENTATIONS, WARRANTIES, AND COVENANTS

5.1

Representations and Warranties of Seller. As of the Effective Date, Seller represents and warrants to Purchaser as follows:

(a)

Seller is organized, validly existing and in good standing under the laws of the state of its formation. Seller has the limited liability company or appropriate entity right, power and authority to sell and convey the Property as provided in this Agreement and to carry out Seller’s obligations hereunder. The individuals executing this Agreement on behalf of Seller have the right, power and authority to do so and this Agreement constitutes the legal, valid and binding obligation of Seller.

(b)

The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not result in any breach of the terms, conditions or constitute a default under any instrument or obligation to which Seller is now a party.

(c)

Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and any related regulations.

(d)

To Seller’s knowledge, there are no parties in possession of any portion of the Property except Seller and Tenants under the Leases or any subleases, parking leases or rooftop leases.

(e)

The documents heretofore or hereafter delivered or otherwise made available for viewing to Purchaser include true and complete copies of the Leases used by Seller and Seller’s property manager in the day-to-day operation and management of the Property and the current rent roll used by Seller and Seller’s property manager in the operation of the Property.

(f)

To Seller’s knowledge, there is no action, suit, proceeding, claim or governmental investigation pending or threatened against the Property or any portion thereof and no written notices have been received by Seller from any insurance company which has issued a policy with respect to any portion of the Property, or by any Board of Fire Underwriters (or other body exercising similar functions), requesting the performance of any repairs, alterations, or other work which has not been complied with.

(g)

Seller is not a person with whom Purchaser is prohibited from engaging in this transaction due to any United States government embargos, sanctions, or terrorism or money laundering laws, including, without limitation, due to Seller being (1) subject to United States government embargos or sanctions, (2) in violation of terrorism or money laundering laws, or (3) listed on a published United States government list (e.g., Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control or other lists of similar import).

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(h)

To Seller’s knowledge, Seller has received no written notification from any governmental authority that all or some portion of the Real Estate or the Improvements violates any Environmental Laws (as defined below).  As used herein, the term “Environmental Laws” shall mean all federal, state and local environmental laws, rules, statutes, directives, binding written interpretations, binding written policies, ordinances and regulations issued by any governmental authority and in effect as of the date of this Agreement with respect to or which otherwise pertain to or affect the Hazardous Substances on the Real Estate or the Improvements, or any portion thereof, and as same have been amended, modified or supplemented from time to time prior to the date of this Agreement, including but not limited to CERCLA, the Hazardous Substances Transportation Act (49 U.S.C. § 1802 et seq.), RCRA, the Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Solid Waste Disposal Act (42 U.S.C. § 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11001 et seq.), the Radon and Indoor Air Quality Research Act (42 U.S.C. § 7401 note, et seq.), SARA, comparable state and local laws, and any and all rules and regulations which have become effective prior to the date of this Agreement under any and all of the aforementioned laws.  As used herein, “Hazardous Substances” means all hazardous or toxic materials, substances, pollutants, contaminants, or wastes currently identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (commonly known as “CERCLA”), as amended, the Superfund Amendments and Reauthorization Act (commonly known as “SARA”), the Resource Conservation and Recovery Act (commonly known as “RCRA”), or any other federal, state or local legislation or ordinances applicable to the Real Estate or the Improvements.

(i)

To Seller’s knowledge, there is no pending public improvements in, about or outside the Property which will in any manner affect direct access into the Property or result in additional assessments against the Property.

(j)

Except as otherwise expressly provided in this Agreement, all ad valorem taxes on the Property for tax years prior to the current calendar year and any special assessments affecting the Property or any part thereof, have been paid in full in accordance with their terms and there are no deferred ad valorem taxes for prior years or unpaid special assessments pertaining to the Property and Seller has not received any notice and has no knowledge of any pending or threatened liens, special assessments, impositions or increase in assessed valuations to be made against the Property by any governmental authority.

(k)

No attachment, execution, assignment for the benefit of creditors, receivership, conservatorship or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws is contemplated or has been filed by or against Seller or the Property, nor is any such action pending by or against Seller or the Property.

5.2

Notice of Breach.

(a)

To the extent that, before the expiration of the Inspection Period, Purchaser obtains actual knowledge or is deemed to know that Seller’s representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect such actual or deemed knowledge as of the end of the Inspection Period. For purposes hereof, Purchaser shall be deemed to know all information set forth in the written materials delivered or made available to or obtained by or on behalf of Purchaser in respect of the Property.

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(b)

If after the expiration of the Inspection Period but prior to the Closing, Purchaser first obtains actual knowledge that any of the representations or warranties made herein by Seller are untrue, inaccurate or incorrect in any material respect, Purchaser shall give Seller written notice thereof within five (5) days after obtaining such actual knowledge (but, in any event, prior to the Closing). In such event, Seller shall have the right (but not the obligation) to attempt to cure such misrepresentation or breach and shall, at its option, be entitled to a reasonable adjournments of the Closing (not to exceed thirty (30) days) for the purpose of such cure. If Seller elects to attempt to so cure but is unable to so cure any misrepresentation or breach of warranty, then Purchaser, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect either (i) to waive such misrepresentations or breaches of representations and warranties and consummate the transaction contemplated hereby without any reduction of or credit against the Purchase Price, or (ii) if Purchaser first obtained actual knowledge of such material misrepresentation or breach of warranty after the end of the Inspection Period, to terminate this Agreement in its entirety by written notice given to Seller on the Closing Date, in which event this Agreement shall be terminated, the Earnest Money shall be returned to Purchaser, and thereafter neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.

5.3

Survival of Representations. It is the intent of Seller and Purchaser that the representations and warranties made by Seller in Section 5.1 above (the “Seller Obligations”) shall survive Closing for a period of six (6) months after the date of Closing. Accordingly, Purchaser and Seller hereby agree that, notwithstanding any provision of this Agreement or any provision of law to the contrary, any action which may be brought under this Agreement by Purchaser against Seller for breach of any Seller Obligations shall be forever barred unless Purchaser (a) delivers to Seller no later than six (6) months after the date of Closing a written notice of its claim setting forth in reasonable detail the factual basis for such claim and Purchaser’s good faith estimate of its damages arising out of such claim, and (b) files a complaint or petition against Seller alleging such claim in an appropriate state or federal court in Bexar County, Texas, no later than one  (1) year after the date of Closing. In no event shall Seller be liable after the date of Closing for its breach of any Seller Obligations if such breach was actually known to Purchaser prior to the completion of Closing. With respect to any matter constituting breach of a Seller Obligation, Purchaser shall first seek any available recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser’s claim is satisfied from such insurance policies, service contracts or Leases. Seller’s liability for breach of any Seller Obligations shall be limited as follows: (i) Seller shall have liability for breach of Seller Obligations only if the valid claims for all such breaches collectively aggregate more than Twenty-Five Thousand Dollars ($25,000), in which event the full amount of such claims shall be actionable, and (ii) Seller’s aggregate liability to Purchaser for breaches of the Seller Obligations shall not exceed the amount of Five Hundred Thousand Dollars ($500,000.00) (the “Cap”), it being agreed that in no event shall Seller’s aggregate liability for such breaches exceed the amount of the Cap.

5.4

Covenants of Seller. Seller hereby covenants as follows:

(a)

Between the Effective Date and the Closing Date, Seller shall maintain all casualty, liability and hazard insurance currently in force with respect to the Property; and

(b)

Between the Effective Date and the Closing Date, Seller shall lease, operate, manage and enter into contracts with respect to the Property, in the same manner done by Seller prior to the date hereof, maintaining present services and sufficient supplies and equipment for the operation and maintenance of the Property in the same manner as prior to the date hereof; provided, however, that Seller shall not enter into any service contract that cannot be terminated

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within thirty (30) days’ notice. Seller shall terminate, by giving notice at Closing, any service contracts that Purchaser does not elect to assume (which election shall be made in writing by Purchaser to Seller on or prior to the expiration of the Inspection Period), provided that Purchaser shall be responsible for any termination fees incurred in connection with the same if such fees were set forth in the service contracts made available by Seller for review by Purchaser or otherwise disclosed in writing to Purchaser.

(c)

A copy of each Lease presented to Seller between the Effective Date and the Closing Date for its approval and execution will be delivered to Purchaser prior to execution by Seller.  At any time after the Effective Date, Seller shall have the right, without Purchaser’s consent, (i) to enter into amendments, renewals, expansions, terminations and extensions of existing Leases which include provision for such amendment, renewal, expansion, termination or extension therein and (ii) to enter into new Leases and amendments, renewals, expansions and extensions of existing Leases (other than those Leases described in item (i) preceding) that are on terms that are as good if not better than the Agreed Leasing Parameters (hereafter defined)(such new Leases and amendments, renewals, expansions and extensions of existing Leases described in items (i) and (ii) being referred to as the “Seller Permitted Leases”). At any time after the Effective Date, Seller shall not, without Purchaser’s consent, enter into any new Lease or amendment, renewal, expansion, termination or extension of any existing Lease other than Seller Permitted Leases (individually a “Purchaser Required Approval Lease”).  Purchaser agrees to notify Seller in writing within five (5) business days after its receipt of each Purchaser Required Approval Lease of either its approval or disapproval thereof, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith, which approval shall not be unreasonably withheld. In the event Purchaser fails to notify Seller in writing of its approval or disapproval of any such Purchaser Required Approval Lease within the five-day period for such purpose set forth above, such failure shall be deemed the approval by Purchaser of such Purchaser Required Approval Lease.  At Closing, Purchaser shall assume in writing (pursuant to the Assignment of Leases and Security Deposits) Seller’s obligations (whether arising before or after the Closing Date) under the Leases. The term “Agreed Leasing Parameters” shall have the meaning given  to such term on Schedule 5.4(c) attached hereto.

(d)

Between the Effective Date and the Closing Date, Seller will advise Purchaser promptly of any litigation, arbitration or administrative hearing concerning or affecting the Property of which Seller has notice.

5.5

Actual Knowledge of Seller. All references in this Agreement to the “actual knowledge” of Seller or “to Seller’s knowledge” shall refer only to the actual knowledge of the Designated Employee (as hereinafter defined) and shall not be construed to refer to the knowledge of any other officer, agent or employee of Seller or any affiliate of Seller or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains.  As used herein, the term “Designated Employee” shall refer to Michael Adams, an employee of Seller who has responsibility for overseeing the management of the Property, among other assets of Seller.

5.6

Covenants of Purchaser. Purchaser hereby covenants as follows:

(a)

During the Inspection Period, Purchaser shall obtain a “Phase I” environmental report prepared for and at the expense of Purchaser with respect to the Property by an environmental consultant selected by Purchaser.

(b)

If requested to do so by Seller in writing, at Closing (or upon termination of this Agreement prior to Closing), Purchaser shall deliver to Seller copies of any environmental

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reports, engineering reports, structural reports or other due diligence materials prepared by third parties obtained by Purchaser with respect to the Property.

(c)

Purchaser is currently in compliance with, and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with, the regulations of OFAC and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

5.7

Tenant Estoppels. Seller shall use reasonable efforts to obtain an estoppel certificate, in form substantially in accordance with Exhibit J attached hereto and made a part hereof for all purposes as such form may be modified pursuant to requirements in each tenant’s lease (the “Estoppel Certificate”) from each tenant under the Leases. Seller shall be required to obtain an Estoppel Certificate from tenants of not less than seventy-five percent (75%) of the occupied rentable square footage of the Improvements (the “Required Estoppels”). In the event Seller is unable to procure the Required Estoppels, Seller may furnish Purchaser with an estoppel certificate covering all leases with such tenants for which an estoppel certificate has not been obtained, certifying, to the best of Seller’s knowledge, all of the matters set forth in the form of estoppel certificate set forth on Exhibit J (the “Seller’s Estoppel”). The representations contained in any such Seller’s Estoppel shall survive the Closing for a period of six (6) months or until the termination or expiration of the applicable lease, whichever occurs first. In the event that Seller is not able to provide the Required Estoppels and does not elect to provide any applicable Seller’s Estoppels in lieu thereof by the date that is twenty (20) days from the expiration of the Inspection Period, then Purchaser may terminate this Agreement upon written notice to Seller and receive the return of the Earnest Money as its sole remedy.

ARTICLE VI

DEFAULT; REMEDIES

6.1

Default of Purchaser. In the event Purchaser fails to perform its obligations pursuant to this Agreement for any reason except failure by Seller to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Seller shall be entitled, as its sole remedy, to terminate this Agreement and recover the Earnest Money as liquidated damages and not as a penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller’s damages resulting from Purchaser’s default are difficult, if not impossible, to determine and that the Earnest Money is a fair estimate of those damages which has been agreed to in an effort to cause the amount of said damages to be certain. In the event of Purchaser’s default and notwithstanding anything in this Section 6.1 to the contrary, Seller shall have all remedies available at law or in equity in the event Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.

6.2

Default of Seller. In the event Seller fails to perform its obligations pursuant to this Agreement for any reason except failure by Purchaser to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Purchaser may (i) terminate this Agreement by giving Seller timely written notice of such election prior to or at Closing, in which event Purchaser shall be entitled to receive back the Earnest Money (together with all interest earned thereon) and, additionally, Purchaser shall be entitled to recover from Seller the reasonable out-of-pocket third-party expenses (reasonably documentation of which has been presented to Seller) incurred by Purchaser in connection with this transaction, not to exceed Fifty Thousand and 00/100 Dollars ($50,000.00), or (ii) pursue an action for specific performance, provided that any action for specific

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performance shall be commenced within thirty (30) days after such default, it being understood that if Purchaser fails to commence an action for specific performance within thirty (30) days after such default, Purchaser’s sole remedy shall be item (i) preceding. Purchaser shall have no right to seek specific performance if Seller shall be prohibited from performing its obligations hereunder by reason of any law, regulation or other legal requirement applicable to Seller.  In no event shall Seller be liable for any special, punitive, speculative or consequential damages. The remedies set forth in this Section 6.2 shall be the sole and exclusive remedies available to Purchaser for Seller’s failure to close the transaction which is the subject of this Agreement in accordance with the provisions of this Agreement.

6.3

Post-Closing Remedies. Notwithstanding the provisions of Sections 6.1 and 6.2 above, in the event that after the termination of this Agreement or after Closing, as the case may be, a party (the “Defaulting Party”) breaches an obligation hereunder which is expressly stated herein to survive the termination of this Agreement or Closing, as the case may be, the Defaulting Party shall be liable to the other party (the “Non-Defaulting Party”) for the direct, actual damages incurred by the Non-Defaulting Party as a direct result of such breach. In no event shall the Non-Defaulting Party be entitled to recover from the Defaulting Party any punitive, consequential or speculative damages.

ARTICLE VII

RISK OF LOSS

7.1

Minor Damage. In the event of loss or damage to the Property or any portion thereof (the “premises in question”) which is not “major” (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller, at Seller’s option, (i) performs any necessary repairs; (ii) assigns to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question; or (iii) reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs.

7.2

Major Damage. In the event of a “major” loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller’s option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. For purposes of Sections 7.1 and 7.2, “major” loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the certified opinion of a mutually acceptable architect, equal to or greater than ten percent (10%) of the Purchase Price; and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property.

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7.3

Uniform Vendor and Purchaser Risk Act Not Applicable. It is the express intent of the parties hereto that the provisions of Sections 7.1 and 7.2 govern the rights of the parties in the event of damage to or condemnation of the Property and that the Uniform Vendor and Purchaser Risk Act (Section 5.007 of the Texas Property Code) not apply to this Agreement.

ARTICLE VIII

DISCLAIMERS AND WAIVERS

8.1

No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Property Documents). Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Property Documents) are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, if any budget or similar document is delivered by Seller to Purchaser, Seller makes no representation or warranty as to the accuracy thereof, nor shall any such document be construed to impose upon Seller any duty to spend the amounts set forth in such budget or other document.

8.2

Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER’S WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS,” EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, VERBALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION

PURCHASE AGREEMENT

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PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY; PROVIDED, HOWEVER, THAT THE FOREGOING PROVISION SHALL NOT BE CONSTRUED TO LIMIT ANY REMEDY PROVIDED TO PURCHASER UNDER SECTION 6.3 OF THIS AGREEMENT. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER.

8.3

Waivers of Deceptive Trade Practices Act. Purchaser acknowledges and agrees, on its own behalf and on behalf of its assigns and successors, that the Texas Deceptive Trade Practices — Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the “DTPA”), is not applicable to this transaction. Accordingly, Purchaser’s rights and remedies with respect to this transaction, and with respect to all acts or practices of the other, past, present or future, in connection with this transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, Purchaser agrees as follows:

(a)

Purchaser represents that it is a business consumer and that it seeks to acquire by purchase or lease the goods or services that are the subject of this Agreement for commercial or business use. Purchaser further represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Purchaser also represents that it is not in a significantly disparate bargaining position in relation to Seller.

(b)

Purchaser represents that it has been represented by legal counsel in seeking or acquiring the goods or services that are the subject of this Agreement and that the transaction contemplated by this Agreement does not involve the purchase or lease of a family residence occupied or to be occupied as the residence of Purchaser. Purchaser shall cause its legal counsel to sign this Agreement in the space provided below for the purpose of complying with Section 17.42(a)(3) of the DTPA.

(c)

Purchaser agrees, on its own behalf and on behalf of its assigns and successors, that all of its rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies resulting from or arising out of any and all acts or practices of Seller in connection with this transaction, whether such acts or practices occur before or after the execution of this Agreement; provided, however, notwithstanding anything to

PURCHASE AGREEMENT

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

the contrary herein, in accordance with Section 17.42 of the DTPA, Purchaser does not waive Section 17.555 of the DTPA.

8.4

Effect and Survival of Disclaimers. Seller has informed Purchaser that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article VIII. Seller and Purchaser agree that the provisions of this Article VIII shall survive Closing.

ARTICLE IX

MISCELLANEOUS

9.1

Broker. Seller and Purchaser represent each to the other that each has had no dealings with any broker, finder or other party concerning Purchaser’s purchase of the Property except CBRE (“Broker”).  If (and only if) the transaction that is the subject of this Agreement is consummated, Seller shall pay a commission to Broker pursuant to a separate written agreement between Seller and Broker. Seller and Purchaser each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorney’s fees) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder’s fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party except Broker. The foregoing representations and warranties contained in this Section shall survive the Closing. The Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser.

9.2

ERISA. Purchaser represents that Purchaser is not an employee benefit plan or a governmental plan or a party in interest of either such a plan, and that the funds being used to acquire the Property are not plan assets or subject to state laws regulating investments of and fiduciary obligations with respect to a governmental plan. As used herein, the terms “employee benefit plan,” “party in interest,” “plan assets” and “governmental plan” shall have the respective meanings assigned to such terms in ERISA, and the term “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated in connection therewith. Upon the request of Seller, Purchaser shall deliver to Seller at Closing a certificate stating that the foregoing representations are true and correct and containing an agreement by Purchaser to indemnify Seller against any inaccuracy in such representations. The foregoing covenants shall survive Closing.

9.3

Assignment. Purchaser may not assign its rights under this Agreement without first obtaining Seller’s written approval which may be given or withheld in Seller’s sole discretion, except Purchaser may, subject to the terms of this Section 9.3, assign this Agreement to an Affiliate without Seller's prior consent.  For the purposes of this paragraph, the term “Affiliate” means (a) an entity that directly or indirectly controls, is controlled by or is under common control with the Purchaser or its stockholders or (b) an entity at least a majority of whose economic interest is owned by Purchaser or its stockholders; and the term "control" means the power to direct the management of such entity through voting rights, ownership or contractual obligations.  Such entity shall be required to assume the obligations of Purchaser pursuant to this Agreement, but in the event of such assignment, Purchaser shall not be released from liability under this Agreement. In the event that Purchaser desires to assign its rights under this Agreement to an Affiliate, Purchaser shall send written notice to Seller at least five (5) business days prior to the effective date of such assignment stating the name and, if applicable, the constituent persons or entities of the Affiliate. Such assignment shall not become effective until such Affiliate executes the assignment and assumption agreement, in form and substance reasonably acceptable to Seller, whereby the Affiliate expressly assumes each of the obligations of Purchaser under this Agreement, including

PURCHASE AGREEMENT

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

specifically, without limitation, all obligations concerning the Earnest Money. Notwithstanding anything to the contrary contained herein, Purchaser shall not have the right to assign this Agreement to any assignee which, in the reasonable judgment of Seller, will cause the transaction contemplated hereby or any party thereto to violate the requirements of ERISA or which is not acceptable to Lender or would result in the  delay or postponement of Closing.  In order to enable Seller to make any determination under this Section, including whether an assignee is an Affiliate, Purchaser shall cause to be delivered to Seller such information as is requested by Seller with respect to a proposed assignee and the constituent persons or entities of any proposed assignee, including specifically, without limitation, any pension or profit sharing plans related thereto.

9.4

Confidentiality. The information supplied to or made available to Purchaser by Seller pursuant to this Agreement shall not be released or disclosed to any other parties unless and until this transaction has closed without the prior written consent of Seller; provided, however, either party may disclose such information to its respective attorney or to any prospective lender. In the event that this transaction is not closed for any reason, then (a) Purchaser shall refrain, and shall cause its agents, representatives and accountants to refrain, from disclosing all such information to any other party, (b) Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein, and (c) notwithstanding anything to the contrary contained elsewhere in this Agreement, the covenant set forth in the foregoing clauses (a) and (b) shall survive any termination of this Agreement until the first anniversary of the date of such termination. In no event shall Purchaser issue any press releases prior to or in connection with the Closing regarding any of the terms contained herein or the transactions contemplated herein without the consent of Seller. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 9.4, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach.

9.5

Notice. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

If to Seller:

BRI 1841 Energy Plaza, LLC
1140 E. Hallandale Beach Boulevard
Hallandale Beach, Florida 33009
Attn: Ariel Bentata
Facsimile: (954) 454-4749
Email: ariel@beaconri.com

With a copy to:

Michael J. Pappert
BakerHostetler LLP
811 Main Street, Suite 1100
Houston, Texas 77002
Facsimile: (713) 751-1717
Email: mpappert@bakerlaw.com

If to Purchaser:

Hartman XX Limited Partnership

c/o Hartman Income REIT, Inc.

2909 Hillcroft, Ste. 420

Houston, Texas  77057

Attn: Julian Kwok

Phone:  (713) 586-2611

PURCHASE AGREEMENT

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

Facsimile:  (713) 973-8912

Email: jkwok@hi-reit.com

With a copy to:

Katherine N. O'Connell, General Counsel

Hartman Income REIT, Inc.

2909 Hillcroft, Ste. 420

Houston, Texas  77057

Phone:  (713) 586-2646

Facsimile:  (713) 465-3132

Email: koconnell@hi-reit.com

Any such notices shall be either (a) sent by certified mail, return receipt requested, in which case notice shall be deemed delivered upon receipt, or (b) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered one business day after deposit with such courier, (c) by facsimile transmission, in which case notice shall be deemed delivered upon receipt of confirmation of transmission and provided a copy is also delivered via email transmission, or (d) delivered by hand delivery, in which case it shall be deemed delivered upon receipt. The above addresses may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice. Purchaser and Seller hereby agree that legal counsel designated above or any replacement counsel which may be designated by said party is hereby authorized to give notices hereunder on behalf of its respective client(s) and any such notice shall be effective as if sent directly by the party.

9.6

Time of Essence. Time is of the essence in this Agreement.

9.7

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies of this executed Agreement transmitted electronically or by telecopy (facsimile) may be relied upon by the parties hereto.

9.8

Captions. The captions in this Agreement are inserted for convenience of reference and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

9.9

Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

9.10

Entire Agreement; Modifications. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby. No waiver, modification amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment discharge or change is sought.

9.11

Partial Invalidity. Any provision of this Agreement which is unenforceable or invalid or the inclusion of which would affect the validity, legality or enforcement of this Agreement shall be of no effect, but all the remaining provisions of this Agreement shall remain in full force and effect.

9.12

Discharge of Obligations. Except as otherwise expressly provided herein, the acceptance of the Deed by Purchaser at Closing shall be deemed to be a full performance and discharge of every

PURCHASE AGREEMENT

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

representation, warranty and covenant made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions hereof, and such representations, warranties and covenants shall be deemed to merge into the documents delivered at Closing.

9.13

Limited Liability. Purchaser agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of Seller, or any officer, director, employee, trustee, shareholder, partner or principal of any such parent, subsidiary or other affiliate (collectively, “Sellers’ Affiliates”), arising out of or in connection with this Agreement or the transactions contemplated hereby. Purchaser agrees to look solely to Seller and its assets for the satisfaction of any liability or obligation arising under this Agreement or the transactions contemplated hereby, or for the performance of any of the covenants, warranties or other agreements contained herein, and further agrees not to sue or otherwise seek to enforce any personal obligation against any of Sellers’ Affiliates with respect to any matters arising out of or in connection with this Agreement or the transactions contemplated hereby. The provisions of this Section 9.13 shall survive the termination of this Agreement and the Closing.

9.14

No Third Party Rights. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

9.15

Further Assurances. Both Seller and Purchaser agree that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the transactions contemplated hereby.

9.16

Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

9.17

Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., San Antonio, Texas time.

9.18

Applicable Law. THIS AGREEMENT IS PERFORMABLE IN BEXAR COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. PURCHASER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN BEXAR COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN BEXAR COUNTY, TEXAS. IF EITHER PARTY SHALL EMPLOY AN ATTORNEY TO ENFORCE OR DEFINE THE RIGHTS OF SUCH PARTY HEREUNDER, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE NONPREVAILING PARTY ALL OF ITS REASONABLE EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

PURCHASE AGREEMENT

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

9.19

Municipal Utility District Notices. Purchaser agrees that if the Property or any portion thereof is located in a municipal utility district, Purchaser will, within five (5) days after request by Seller, execute any and all notices which, in the opinion of counsel for Seller, are required by law to be given to Purchaser with respect to the Property.

9.20

Exhibits and Schedules. The following schedules or exhibits attached hereto (herein sometimes being referred to as “Exhibit”) shall be deemed to be an integral part of this Agreement:

Exhibit A

Legal Description;

Exhibit B

Property Documents

Exhibit C

Special Warranty Deed

Exhibit D

Bill of Sale

Exhibit E

Assignment of Leases and Security Deposits

Exhibit F

Assignment and Assumption of Intangible Property and Other Rights

Exhibit G

Tenant Notice Letters

Exhibit H

FIRPTA Affidavit

Exhibit I

Agreement Regarding Disclaimers

Exhibit J

Form of Tenant Estoppel

Schedule 4.4 (f)

Tenant Inducement Costs

Schedule 5.4(c)

Agreed Leasing Parameters

9.21

Tender of Offer. Upon execution of this Agreement by Purchaser and delivery of same to Seller, this Agreement shall constitute an offer which has been submitted by Purchaser to Seller for Seller’s approval. By executing this Agreement and submitting same to Seller, Purchaser acknowledges and agrees as follows: (a) this Agreement may be approved or disapproved by Seller in its sole and unfettered discretion, with Seller having the right to disapprove this Agreement for any reason whatsoever, and (b) Seller’s approval of this Agreement shall be evidenced only by Seller’s execution of this Agreement and delivery of a counterpart hereof executed by both Seller and Purchaser to the Title Company. Purchaser acknowledges that Purchaser has not, will not and cannot rely upon any other statement or action of Seller or its representatives as evidence of Seller’s approval of this Agreement.

9.22

Like Kind Exchange. In the event that Seller elects to sell the Property as part of a like kind exchange pursuant to Section 1031 of the Internal Revenue Code, Purchaser agrees to cooperate with Seller in connection therewith and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (a) the Closing shall not be delayed; (b) Purchaser incurs no additional cost or liability in connection with the like-kind exchange; (c) Seller pays all costs associated with the like-kind exchange; and (d) Purchaser is not obligated to take title to any property other than the Property.

[SIGNATURES FOLLOW ON NEXT PAGE]

PURCHASE AGREEMENT

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Dated: __________

SELLER:

BRI 1841 ENERGY PLAZA,

a Delaware limited liability company

By:

SOLE MEMBER BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company, its sole member

By:________________________________

Name:________________________________

Title:________________________________

Dated: __________	PURCHASER: HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership By: Allen R. Hartman, President

ACKNOWLEDGMENT BY TITLE COMPANY

The Title Company hereby acknowledges receipt of (a) a counterpart of this Agreement executed by Seller and Purchaser on the ___ day of _______________ 2014, and (b) Earnest Money from Purchaser in the amount of ____________________ Dollars ($_______________) on the ___ day of _______________ 2014.

By: ________________________________ Name: ________________________________ Title: ________________________________

PURCHASE AGREEMENT

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT A

LEGAL DESCRIPTION

[See attached following 2 pages.]

Exhibit A – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

A 3.995 acre, or 174,002 square feet more or less, tract of land, being all of that 3.995 acre tract conveyed to Cameron Phineas Energy Plaza San Antonio, L.P. by instrument recorded in Volume 13207, Pages 1603-1608 of the Official Public Records of Real Property Bexar County, Texas, said 3.995 acres also being all of Lots 5 and 6, Block 1, of the Town and Country Estates Subdivision as recorded in Volume 9100, Page 101 and Volume 9200, Page 133 of the Deed and Plat Records of Bexar County, Texas, in N.C.B. 16044 of the City of San Antonio, Bexar County, Texas. The bearing for this survey are based on the Town and Country Subdivisions. Said 3.995 acres being further described by metes and bounds as follows:

BEGINNING At a found ½" iron rod with yellow cap marked "Pape-Dawson", said point being on the southwest right-of-way line of Ceegee Lane, a 60-foot right-of-way described and dedicated in the Town and Country Subdivision recorded in Volume 6900, Page 12-13 of the Deed and Plat Records of Bexar County, Texas, being the east end of the return described and dedicated in the Town and Country Subdivision recorded in Volume 9100, Page 28 of the Deed and Plat Records of Bexar County, Texas, from the southeast right-of-way line of North New Braunfels Avenue, a 60-foot right-of-way described and dedicated in the Town and Country Estates Subdivision Unit 2 recorded in Volume 3850, Page 179 of the Deed and Plat Records of Bexar County, and a North corner of the tract herein described;

THENCE: S 48°09'00" E, along and with the said southwest right-of-way line of Ceegee Lane, a distance of 112.65 feet to a found ½" iron rod at a point of curvature;

THENCE: Southeasterly, along and with the said southwest right-of-way line of Ceegee Lane, with a curve to the left, said curve having a radius of 430.00 feet, a central angle of 21°15'55", a chord bearing and distance of S 58°46'58" E, 158.68 feet, and an arc length of 159.59 feet to a found ½" iron rod with yellow cap marked "Pape-Dawson";

THENCE: S 16°19'49" E, departing the said southwest right-of-way line of Ceegee Lane, with the east line of the said Lot 6, a distance of 55.53 feet to a found ½" iron rod with yellow cap marked "Pape-Dawson";

THENCE: S 05°14'30" W, at 152.13 feet passing a found "+" in concrete at the southeast corner of the said Lot 6 and continuing with the east line of the aforementioned Lot 5, a total distance of 264.13 feet to a found ½" iron rod on the north right-of-way line of Cheever Boulevard, a 30-foot alley dedicated in the Town and Country Subdivision Unit 1 recorded in Volume 3700, Page 120 of the Deed and Plat Records of Bexar County, Texas;

THENCE: N 84°46'30" W, along and with the north right-of-way line of the said Cheever Boulevard, the south line of the said Lot 5, a distance of 564.00 feet to a found ½" iron rod with yellow cap marked "Pape-Dawson" at a point of curvature;

Exhibit A – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

THENCE: Northwesterly, with a curve to the right, said curve having a radius of 6.00 feet, a central angle of 90°02'00", a chord bearing and distance of N 39°45'30" W, 8.49 feet, and an arc length of 9.43 feet to a found ½" iron rod at a point of tangency, the aforementioned southeast right-of-way line of North New Braunfels Avenue;

THENCE: Along and with the said southeast right-of-way line of North New Braunfels Avenue the following calls and distances:

N 05°15'30" E, a distance of 15.08 feet to a found "+" in concrete at a point of curvature;

Northeasterly, with a curve to the right, said curve having a radius of 67.34 feet, a central angle of 36°35'30", a chord bearing and distance of N 23°33'15" E, 42.28 feet, and an arc length of 43.01 feet to a found "+" in concrete at a point of tangency;

N 41°51'00" E, a distance of 485.00 feet to a found ½" iron rod with yellow cap marked "Pape-Dawson" at a point of curvature;

THENCE: Northeasterly, with a curve to the right, said curve having a radius of 10.00 feet, a central angle of 90°00'00", a chord bearing and distance of N 86°51'00" E, 14.14 feet, and an arc length of 15.71 feet to the POINT OF BEGINNING and containing 3.995 acres in the City of San Antonio, Bexar County, Texas.

Exhibit A – Page 3

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT B

PROPERTY DOCUMENTS

Seller shall deliver the following to Purchaser through a secure website or make available at the Property to the extent in Seller’s possession:

1.

Copies of all Leases, including any and all modifications or amendments thereto.

2.

A certified rent roll for the Property for the month in which this Agreement is executed, or if not yet available, the most recently available month, in the form customarily prepared for Seller by the current manager of the Property.

3.

Copies of all vendor and service contracts to which Seller is a party that are currently in effect with respect to the Property, including, but not limited to, all agreements for the provision of janitorial, maintenance, trash removal, landscaping and security services, to the extent in Seller’s possession.

4.

Copies of all leasing commission agreements with respect to the Property to which Seller is a party.

5.

Operating statements for the Property for the past three (3) years (or the period of Seller’s ownership of the Property or whatever is in Seller’s possession, if either less) in the format customarily prepared for Seller by the current manager of the Property and, to the extent not covered in the Operating Statements, 2012 & 2013 CAM reconciliations/estimates, and a YTD expense general ledger in the format customarily prepared for Seller by the current manager of the Property.

6.

An inventory of the Personal Property, if any, to be conveyed to Purchaser at Closing.

7.

Copies of the ad valorem and personal property tax statements covering the Property for the current tax year (if available) and for the previous two (2) years (or the period of Seller’s ownership of the Property, if less).

8.

All Governmental licenses and permits issued to Seller with respect to the Property to the extent in Seller’s possession, including specifically, without limitation, building permits, certificates of occupancy, and special or conditional use permits in Seller’s possession.

9.

Plans and specifications for the Improvements, to the extent in Seller’s possession.

10.

Copies of all guaranties and warranties covering the Property, to the extent in Seller’s possession.

11.

Any current environmental reports prepared for Seller with respect to the Property which are in Seller’s possession.

Exhibit B – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

12.

A schedule of all tenant deposits (security or otherwise), which schedule may be a part of the rent roll.

13.

Existing land title survey for the real property.

14.

A copy of Seller’s standard lease form in PDF format.

15.

A schedule of all insurance claims over the past three (3) years that relate to the real property.

16.

A historical occupancy report by year for the last two (2) years.

17.

A schedule of historical capital expenditures on the real property during the calendar year 2012, 2013, and 2014 (YTD).

18.

An aging report detailing current payment delinquencies of any tenants.

19.

A description of all threatened and pending litigation that affects the real property.

20.

Billing information for tenant expense reimbursements (common area maintenance, taxes, insurance, etc.) for 2013 and 2014.

21.

An operating expense general ledger for 2013 and 2014 (year-to-date).

22.

Copies of all utility accounts which will be transferred to Purchaser at closing.

23.

A copy of the 2014 operating expense budget.

25.

Documentation reflecting expenses incurred in connection repair and maintenance projects performed in the prior 2 years where the expenses exceeded $5,000 and a general ledger summary of all expenses incurred in connection repair and maintenance projects performed in the prior 2 years.

26.

Copies of any documents regarding any roof, foundation and pest control (including termite) work performed on the Improvements and the bonds and for warranties of said work, if any.

27.

Copies of all orders of any governmental agencies respecting any claimed violation of any federal, state or local law, ordinance, rule, regulation, requirement or order affecting the Property, including any notices received regarding the Property.

28.

Copies of the Existing Loan Documents.

Exhibit B – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT C

SPECIAL WARRANTY DEED

THE STATE OF TEXAS                                         §
                                                                                 §    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BEXAR                                             §

THAT BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company (hereinafter referred to as “Grantor”), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (hereinafter referred to as “Grantee”), whose mailing address is 2909 Hillcroft, Ste. 420, Houston, Texas 77057, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property situated in Bexar County, Texas, described on Exhibit A attached hereto and made a part hereof for all purposes, together with all and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in anywise appertaining thereto, and together with all improvements situated thereon and any right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (said land, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to collectively as the “Property”).

This conveyance is made subject to all presently recorded instruments which are valid and affect the Property as well as shortages in area, encroachments, overlapping of improvements, and all matters affecting the Property which are visible or would be revealed by a survey thereof (such matters being referred to herein as the “Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

By acceptance of this Special Warranty Deed, Grantee assumes payment of all property taxes on the Property for the year _____ and subsequent years.

IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of the ___ day of _______________ 20___.

GRANTOR: BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company By: _____________________________________ Name:___________________________________ Title:_____________________________________

Exhibit C – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

THE STATE OF____________§

                                                 §

COUNTY OF______________§

This instrument was acknowledged before me on the ____ day of _______________ 20___, by ____________________, ____________________ of BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company, on behalf of said company.

___________________________________________
Notary Public

Exhibit C – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT D

BILL OF SALE

Seller, BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company (“Seller”), in consideration of Ten Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Purchaser”), the following described personal property, to-wit:

All of the furniture, fixtures, equipment, machines, apparatus, supplies and personal property, of every nature and description, and all replacements thereof now owned by Seller and located in or on the real estate described on Exhibit A attached hereto and made a part hereof, excepting therefrom any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants occupying the improvements situated on said real estate, or otherwise excluded pursuant to Tenant Estoppel Certificates executed by such tenants in connection with the sale and purchase of the real property and improvements thereon described in that certain Purchase Agreement between Seller and Purchaser dated _______________, 20___.

SELLER MAKES NO WARRANTY OF MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE FOREGOING PROPERTY, AND THE SAME IS SOLD IN “AS IS, WHERE IS” CONDITION, WITH ALL FAULTS. BY EXECUTION OF THIS BILL OF SALE, PURCHASER AFFIRMS THAT IT HAS NOT RELIED ON SELLER’S SKILL OR JUDGMENT TO SELECT OR FURNISH THE FOREGOING PROPERTY FOR ANY PARTICULAR PURPOSE, THAT SELLER MAKES NO WARRANTY OF MERCHANTABILITY, QUALITY, OR FITNESS FOR ANY PARTICULAR PURPOSE, AND THAT THE FOREGOING PROPERTY IS BEING SOLD TO PURCHASER WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be signed and sealed in its name by its officers thereunto duly authorized this ___ day of _______________ 20___.

SELLER: BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company By: ____________________________________ Name:__________________________________ Title:____________________________________

Exhibit D – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

THE STATE OF ___________

                       §

                                                                           §

COUNTY OF _____________

                       §

This instrument was acknowledged before me on the ___ day of _______________ 20___, by ____________________, ____________________ of BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company, on behalf of said company.

__________________________________________
Notary Public

Exhibit D – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT E

ASSIGNMENT OF LEASES AND SECURITY DEPOSITS

                THE STATE OF TEXAS           §

                                                                   §

KNOW ALL MEN BY THESE PRESENTS:

                COUNTY OF BEXAR              §

BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company (“Assignor”), in consideration of the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Assignee”), all of Assignor’s right, title and interest in and to all leases, including any and all security deposits made by tenants pursuant to said leases, in effect at the real property in Bexar County, Texas, more particularly described on Exhibit A attached hereto (“Existing Leases”); provided, however, that Assignor reserves and retains for itself any and all claims and causes of action that have accrued to Assignor under Existing Leases prior to the effective date of this Assignment of Leases and Security Deposits.

IN WITNESS WHEREOF, Assignor has executed this Assignment to be effective as of the ___ day of _______________ 20___.

ASSIGNOR:

BRI 1841 ENERGY PLAZA, LLC,
a Delaware limited liability company

By: _____________________________________
Name: _____________________________________
Title: : _____________________________________

THE STATE OF ___________                                 §
                                                                                  §
COUNTY OF ____________                                   §

This instrument was acknowledged before me on the ___ day of _______________ 20___, by ____________________, ____________________ of BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company, on behalf of said company.

: _____________________________________
Notary Public

Exhibit E – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

ACCEPTANCE

Assignee hereby accepts the foregoing Assignment of Leases and Security Deposits and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor under and by virtue of the Existing Leases hereby assigned, which arise on or after the effective date hereof, including the return of security deposits, and does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignor by reason of the failure of Assignee from and after the effective date hereof to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignor under and by virtue of the Existing Leases assigned hereunder, including the return of security deposits, which arise on or after the effective date hereof.

IN WITNESS WHEREOF, this Acceptance has been executed to be effective as of the ___ day of _______________ 20___.

ASSIGNEE: HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership By:_____________________________________ Name:____________________________________ Title:_____________________________________

THE STATE OF ____________________

                                                    §

                                                                                        §
COUNTY OF ____________________

                                                        §

This instrument was acknowledged before me on the ___ day of _______________ 20___, by ____________________, ____________________ of HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership, on behalf of said limited partnership.

_____________________________________
Notary Public

Exhibit E – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT F

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY
AND OTHER RIGHTS

THE STATE OF TEXAS                 §

                                                         §

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF BEXAR                     §

FOR VALUE RECEIVED, BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company (“Assignor”), hereby conveys, assigns, transfers, and sets over unto HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Assignee”), all the right, title and interest of Assignor in and to any and all intangible property owned by Assignor and used in connection with the real estate described on Exhibit A attached hereto and made a part hereof, and the buildings and improvements located thereon (“Property”), including without limitation, the right, if any, to use the name “____________________ Office Building”, all plans and specifications in the possession of Assignor which were prepared in connection with any of the Property, all assignable licenses, permits and warranties now in effect with respect to the Property, all assignable written contracts and commitments, if any, described on Exhibit B attached hereto and made a part hereof, all assignable equipment leases and all rights of Assignor thereunder relating to equipment located on the Property which will survive the closing hereunder, but excluding cash on hand and in bank and escrow accounts, and further excluding any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants occupying the Property or otherwise excluded pursuant to Tenant Estoppel Certificates executed by such tenants in accordance with that certain Purchase Agreement between Assignor, as seller, and Assignee, as purchaser, dated _______________, 20___, for the sale and purchase of the Property.

This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and assigns.

IN WITNESS WHEREOF, Assignor has executed this Assignment and Assumption of Intangible Property and Other Rights to be effective as of the ___ day of _______________ 20___.

ASSIGNOR:

BRI 1841 ENERGY PLAZA, LLC,
a Delaware limited liability company

By: ______________________________________
Name______________________________________
Title________________________________________

Exhibit F – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

ACCEPTANCE

Assignee hereby accepts the foregoing Assignment and Assumption of Intangible Property and Other Rights and agrees to become responsible for and assume, fulfill, perform, discharge and observe all obligations, covenants, conditions and provisions accruing or arising or required from and after the date hereof with respect to the above-described property, and does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignor by reason of the failure of the undersigned from and after the date hereof to fulfill, perform, discharge and observe all of the various obligations, covenants, conditions and provisions with respect to the above-described property.

IN WITNESS WHEREOF, this Acceptance has been executed by Assignee to be effective as of the ___ day of _______________ 20___.

ASSIGNEE:

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

By:

_________________________

Name:

_________________________

Title:    _________________________

Exhibit F – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT G

NOTICE OF PURCHASE AND LEASE ASSIGNMENT TO TENANTS

_______________, 20___

[Name and Address of Tenant]

Re: Sale of ____________________

Gentlemen:

Please be advised that HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Purchaser”) has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease dated _______________, 20___ (the “Lease”), from BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company (“BRI 1841”), the previous owner thereof. In connection with such purchase, BRI 1841 has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $_______________ (the “Security Deposit”) to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit, the intent of Purchaser and BRI 1841 being to relieve BRI 1841 of any liability for the return of the Security Deposit.

All rental and other payments that become due subsequent to the date hereof should be payable to ____________________ and should be addressed as follows:

____________________
____________________
____________________

In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to ____________________ at the address above.

Very truly yours,

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

By: ___________________________________
Name____________________________________
Title:__________________________________

BRI 1841 ENERGY PLAZA, LLC,
a Delaware limited liability company

By:

Name:

Title:

Exhibit G – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT H

FIRPTA AFFIDAVIT

THE STATE OF _________ §
§
COUNTY OF ___________ §

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company (“Transferor”), the undersigned hereby certifies as follows:

1.

Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.

Transferor’s U.S. employer identification number is: #__________;

3.

Transferor’s office address is _________________________.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

EXECUTED to be effective as of the ___ day of _______________ 20___.

TRANSFEROR: BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company By: Name: Title:

Exhibit H – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

SWORN TO AND SUBSCRIBED BEFORE ME this ___ day of _______________ 20___.

_________________________________
Notary Public

Exhibit H – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT I

AGREEMENT REGARDING DISCLAIMERS

This Agreement Regarding Disclaimers (this “Agreement”) is made to be effective as of the ___ day of _______________ 20___, by HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Purchaser”), for the benefit of BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company (“Seller”).

RECITALS

A.

Seller and Purchaser executed that certain Purchase Agreement (herein so called) dated to be effective as of the ___ day of _______________ 20___, regarding the sale and purchase of certain property more specifically described therein (the “Property”).

B.

The Purchase Agreement requires that at Closing (as defined in the Purchase Agreement) Purchaser and its counsel shall execute this Agreement;

NOW THEREFORE, Purchaser does hereby confirm and agree as follows:

1.

No Reliance. Purchaser acknowledges and agrees that Purchaser has had ample opportunity to review documents concerning the Property and to conduct physical inspections of the Property, including specifically, without limitation, inspections regarding the environmental condition of the Property, the structural condition of the Property, and the compliance of the Property with the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq. Purchaser hereby represents, warrants and agrees that (a) Purchaser has examined the Property and is familiar with the physical condition thereof and has conducted such investigations of the Property (including without limitation the environmental condition thereof) as Purchaser has deemed necessary to satisfy itself as to the condition of the Property and the existence or nonexistence, or curative action to be taken with respect to, any hazardous or toxic substances on or discharged from the Property, (b) except as expressly set forth in Section 5.1 of the Purchase Agreement, neither Seller nor Broker (as defined in the Purchase Agreement), nor any affiliate, agent, officer, employee or representative of any of the foregoing has made any verbal or written representations, warranties, promises or guarantees whatsoever to Purchaser, express or implied, and in particular, that no such representations, warranties, guarantees or promises have been made with respect to the physical condition, operation, or any other matter or thing affecting or related to the Property or the offering or sale of the Property, and (c) Purchaser has not relied upon any representations, warranties, guarantees or promises or upon any statements made or any information provided concerning the Property provided or made by Seller or Broker, or their respective agents and representatives, and Purchaser has elected to purchase the Property after having made and relied solely on its own independent investigation, inspection, analysis, appraisal and evaluation of the Property and the facts and circumstances related thereto. Without limiting the generality of the foregoing, Purchaser acknowledges and agrees that neither Seller nor Broker has any obligation to disclose to Purchaser, and shall have no liability for its failure to disclose to Purchaser, any information known to it relating to the Property. Purchaser acknowledges and agrees that all materials, data and information delivered to Purchaser by or through Seller or Broker in connection with the transaction contemplated herein have been provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser.

2.

Disclaimers. PURCHASER ACKNOWLEDGES AND AGREES THAT THE PROPERTY HAS BEEN SOLD AND CONVEYED TO PURCHASER AND PURCHASER HAS

Exhibit I – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

ACCEPTED THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS.” EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.1 OF THE PURCHASE AGREEMENT AND THE LIMITED WARRANTY OF TITLE EXPRESSLY SET FORTH IN THE DEED FROM SELLER TO PURCHASER, SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY. WITHOUT LIMITING THE GENERALITY OF THE PRECEDING SENTENCE OR ANY OTHER DISCLAIMER SET FORTH HEREIN, SELLER AND PURCHASER HEREBY AGREE THAT SELLER HAS NOT MADE AND IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AS TO (A) THE NATURE OR CONDITION, PHYSICAL OR OTHERWISE, OF THE PROPERTY OR ANY ASPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF HABITABILITY, SUITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE, (B) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN OR ENGINEERING OF THE IMPROVEMENTS OR THE STATE OF REPAIR OR LACK OF REPAIR OF ANY OF THE IMPROVEMENTS, (C) THE QUALITY OF THE LABOR OR MATERIALS INCLUDED IN THE IMPROVEMENTS, (D) THE SOIL CONDITIONS, DRAINAGE CONDITIONS, TOPOGRAPHICAL FEATURES, ACCESS TO PUBLIC RIGHTS-OF-WAY, AVAILABILITY OF UTILITIES OR OTHER CONDITIONS OR CIRCUMSTANCES WHICH AFFECT OR MAY AFFECT THE PROPERTY OR ANY USE TO WHICH PURCHASER MAY PUT THE PROPERTY, (E) ANY CONDITIONS AT OR WHICH AFFECT OR MAY AFFECT THE PROPERTY WITH RESPECT TO ANY PARTICULAR PURPOSE, USE, DEVELOPMENT POTENTIAL OR OTHERWISE, (F) THE AREA, SIZE, SHAPE, CONFIGURATION, LOCATION, CAPACITY, QUANTITY, QUALITY, CASH FLOW, EXPENSES, VALUE, MAKE, MODEL, COMPOSITION, AUTHENTICITY OR AMOUNT OF THE PROPERTY OR ANY PART THEREOF, (G) EXCEPT FOR THE LIMITED WARRANTY OF TITLE EXPRESSLY SET FORTH IN THE DEED, THE NATURE OR EXTENT OF TITLE TO THE PROPERTY, OR ANY EASEMENT, RIGHT-OF-WAY, LEASE, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONTRACT, CONDITION OR OTHERWISE THAT MAY AFFECT TITLE TO THE PROPERTY, (H) ANY ENVIRONMENTAL, GEOLOGICAL, METEOROLOGICAL, STRUCTURAL, OR OTHER CONDITION OR HAZARD OR THE ABSENCE THEREOF HERETOFORE, NOW OR HEREAFTER AFFECTING IN ANY MANNER THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE ABSENCE OF ASBESTOS OR ANY ENVIRONMENTALLY HAZARDOUS SUBSTANCE ON, IN, UNDER OR ADJACENT TO THE PROPERTY, (I) THE COMPLIANCE OF THE PROPERTY OR THE OPERATION OR USE OF THE PROPERTY WITH ANY APPLICABLE RESTRICTIVE COVENANTS, OR WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL BODY (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY ZONING LAWS OR REGULATIONS, ANY BUILDING CODES, ANY ENVIRONMENTAL LAWS, AND THE AMERICANS WITH DISABILITIES ACT OF 1990, 42 U.S.C. 12101 ET SEQ. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, VIOLATIONS OF ANY APPLICABLE LAWS, CONSTRUCTION DEFECTS, AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS), CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. PURCHASER AGREES THAT SHOULD ANY WORK

Exhibit I – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

BE REQUIRED TO PUT THE PROPERTY IN COMPLIANCE WITH ANY APPLICABLE LAWS, OR SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH WORK, CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER.

3.

DTPA Waiver. Purchaser acknowledges and agrees, on its own behalf and on behalf of its assigns and successors, that the Texas Deceptive Trade Practices — Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the “DTPA”), is not applicable to this transaction. Accordingly, Purchaser’s rights and remedies with respect to this transaction, and with respect to all acts or practices of the other, past, present or future, in connection with this transaction, shall be governed by legal principles other than the DTPA. In furtherance of the foregoing, Seller and Purchaser agree as follows:

(a)

Purchaser represents that it is a business consumer and that it is acquiring the Property for commercial or business use. Purchaser further represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of the Purchase Agreement (including the acquisition of the Property). Purchaser also represents that it is not in a significantly disparate bargaining position in relation to Seller.

(b)

Purchaser represents that it has been represented by legal counsel in seeking or acquiring the Property and that the transaction contemplated by the Purchase Agreement does not involve the purchase or lease of a family residence occupied or to be occupied as the residence of Purchaser. Concurrently with the execution of this Agreement, Purchaser shall cause its legal counsel to sign a copy of this Agreement in the space provided below for the purpose of complying with Section 17.42(a)(3) of the DTPA.

(c)

Purchaser agrees, on its own behalf and on behalf of its assigns and successors, that all of its rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies resulting from or arising out of any and all acts or practices of Seller in connection with the business transaction that is the subject of the Purchase Agreement (including the acquisition of the Property) whether such acts or practices occur before or after the execution of this Agreement; provided, however, notwithstanding anything to the contrary herein, in accordance with Section 17.42 of the DTPA, Purchaser does not waive Section 17.555 of the DTPA.

4.

Survival of Disclaimers. Seller and Purchaser agree that the provisions of this Agreement shall survive Closing.

Exhibit I – Page 3

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

PURCHASER: HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership By: Name: Title:

Exhibit I – Page 4

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

EXHIBIT J

TENANT ESTOPPEL CERTIFICATE

To:

Re:

Property Address: ____________________
Lease Date: _______________, 20___
Between ____________________, Landlord
and ____________________, Tenant
Square Footage Leased: __________
Suite No. __________
Floor __________

The undersigned Tenant under the above-referenced lease (“Lease”) certifies to BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company, and HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership the following:

(1)

The above-described lease has not been canceled, modified, assigned, extended or amended except at follows: ____________________.

(2)

Rent has been paid to the first day of the current month and all additional rent has been paid and collected in a current manner. There is no prepaid rent, except $_______________ and the amount of security deposit is $_______________.

(3)

We took possession of the leased premises on _______________, 20___, and commenced to pay rent on _______________, 20___. Rent is currently payable in the amount of $_______________ monthly.

(4)

The Lease terminates on _______________, 20___, and we have the following renewal option(s): ____________________.

(5)

All work to be performed for us under the Lease has been performed as required and has been accepted by us, except ____________________.

(6)

The Lease is: (a) in full force and effect; (b) free from default; and (c) we have no claims against the Landlord or offsets against rent.

(7)

The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the said Lease or of the rents received therein, except ____________________.

(8)

The undersigned has not assigned or sublet the said Lease nor does the undersigned hold the premises under assignment or sublease, except ____________________.

Exhibit J – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

(9)

The base year for operating expenses and real estate taxes, as defined in the said lease is __________.

(10)

The undersigned has no other interest in any other part of the building of which the premises form a part or to any personal property appurtenant thereto or used in connection therewith except ____________________.

(11)

The undersigned has no right or option pursuant to the said lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part.

(12)

There are no other agreements written or oral between the undersigned and the Landlord with respect to the Lease and/or the leased premises and building.

(13)

The statements contained herein may be relied upon by the Landlord under the said Lease and by any prospective purchaser of the fee of the premises.

If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under his name.

In any event, the undersigned individual is duly authorized to execute this certificate.

Dated this ___ day of _______________ 20___.

TENANT: ____________________, a __________ __________ By: Name: Title:

Exhibit J – Page 2

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

SCHEDULE 4.4(F)

TENANT INDUCEMENT COSTS

Last Updated 06/26/2014

		UNPAID COMMITMENTS			
Suite	Tenant	LC Component	TI Component	Legal Component	Total Remaining Commitments
	BRI 1841 Energy Plaza				
	TILC Reserve Balance (Bank) - 06/26/2014				
S108, 101,105,108, 110, & 205	Akin, Doherty, Klein & Feuge, P.C.	$ -	$ 5,009.93		$ 5,009.93
S-201	McCall & Associates AIA Architects	$ -	$ -	$ 1,003.00	$ 1,003.00
N-215	The Lanfear Law Firm	$ -	$ -	$ 665.00	$ 665.00
S-606	Foster CM Group	$ -	$ -	$ 1,000.00	$ 1,000.00
N-312	Halen Capital Management	$ 4,769.61	$ 11,028.00	$ 1,838.00	$ 17,635.61
S-614, S-600	Halliburton Energy Services	$ 15,361.20	$ 28,000.00	$ 2,017.00	$ 45,378.20
	Calculated Remaining Commitments	**$ 20,130.81**	**$ 44,037.93**	**$ 6,523.00**	**$ 70,691.74**

Schedule 4.4(f) – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)

SCHEDULE 5.4(C)

AGREED LEASING PARAMETERS

Base Rent:

$20.50 w/ $0.50 bumps for standard spaces

$29.00 w/ $0.50 bumps for executive suites

$18.00 w/ $0.50 bumps for the club space with renewal TI’s

Tenant Improvements:

$15.00 for new leases

$7.5 for renewal leases

Leasing Commissions:

6.00% for new leases

4.00% for renewal leases

Schedule 5.4(c) – Page 1

BHDOCS 089930.000022 603549929.9 Purchase and Sale Agreement - Beacon/Energy (Hartman)